EXHIBIT 1

                        JOINT ACQUISITION STATEMENT
                        PURSUANT TO RULE 13D-1(F)1

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  June 4, 1996                /s/ William Ehrman
                                    William Ehrman, individually and as
                                    general partner* of each of EGS PARTNERS,
                                    L.L.C., EGS ASSOCIATES, L.P., BEV
                                    PARTNERS, L.P., THE PHARMACEUTICAL/MEDICAL
                                    TECHNOLOGY FUND, L.P., JONAS PARTNERS,
                                    L.P., and FK TRADING PARTNERS, L.P.

                                    /s/ Frederic Greenberg
                                    Frederic Greenberg, individually and as
                                    general partner* of each of EGS PARTNERS,
                                    L.L.C., EGS ASSOCIATES, L.P., BEV
                                    PARTNERS, L.P., THE PHARMACEUTICAL/MEDICAL
                                    TECHNOLOGY FUND, L.P., JONAS PARTNERS,
                                    L.P. and FK TRADING PARTNERS, L.P.

                                    /s/ William Ehrman
                                    William Ehrman, as Attorney-In-Fact for
                                    Frederick Ketcher, individually and as
                                    general* partner of each of EGS PARTNERS,
                                    L.L.C., EGS ASSOCIATES, L.P., BEV
                                    PARTNERS, L.P., THE PHARMACEUTICAL/MEDICAL
                                    TECHNOLOGY FUND, L.P., JONAS PARTNERS,
                                    L.P. and FK TRADING PARTNERS, L.P.

                                    /s/ Jonas Gerstl
                                    Jonas Gerstl, individually and as general
                                    partner* of each of EGS PARTNERS, L.L.C.,
                                    EGS ASSOCIATES, L.P., BEV PARTNERS, L.P.,
                                    THE PHARMACEUTICAL/MEDICAL TECHNOLOGY
                                    FUND, L.P., JONAS PARTNERS, L.P. and FK
                                    TRADING PARTNERS, L.P.

                                    /s/ James McLaren
                                    James McLaren, individually and as general
                                    partner* of each of EGS PARTNERS, L.L.C.,
                                    EGS ASSOCIATES, L.P., BEV PARTNERS, L.P.,
                                    THE PHARMACEUTICAL/MEDICAL TECHNOLOGY
                                    FUND, L.P., JONAS PARTNERS, L.P. and FK
                                    TRADING PARTNERS, L.P.

*  With respect to EGS Partners, as member.